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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 16, 1998
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                Date of Report (Date of earliest event reported)

                                    IGI, INC.
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             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                   1-8568                01-0355758
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       (State or Other             (Commission            (IRS Employer
       Jurisdiction of             File Number)           Identification
        Incorporation)                                        Number)

                                 WHEAT ROAD AND
                                 LINCOLN AVENUE
                                 BUENA, NJ 08310
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                    (Address of Principal Executive Offices,
                               Including Zip Code)

                                 (609) 697-1441
                            ------------------------
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
                            ------------------------
                         (Former name or Former Address,
                          if Changed Since last Report)


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Item 5. Other Events

On April 16, 1998, the Company announced that the filing of its 1997 annual report on Form 10-K continues to be delayed because the investigation, by special counsel engaged by the Board of Directors, of information which may have a material impact on the Company's financial reporting for 1997 and prior periods remains ongoing. Accordingly, the Company cannot complete the procedures it deems necessary to prepare its 1997 financial statements.

The Company also announced that it has made extensive changes in its management team following regulatory compliance actions brought by the United States Department of Agriculture.

The foregoing description of events is qualified by the Press Release dated April 16, 1998, which is filed as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) and (b) N/A

(b) Exhibits: The following exhibits are filed with this report:

              Exhibit No.              Description
              -----------              -----------

                    99                 Press Release dated April 16, 1998










                                        SIGNATURES
                                        ------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 IGI, INC.

Date:    April 16, 1998                      By: /s/ Kevin J. Bratton
                                                 ------------------------------
                                                 Kevin J. Bratton
                                                 Vice President and Treasurer




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                               EXHIBIT INDEX
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Exhibit No                                   Description
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    99                                       Press Release dated April 16, 1998